UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2012

THE DIGITAL DEVELOPMENT GROUP CORP.

 (Exact name of registrant as specified in its charter)

NEVADA	000-53611	98-0515726
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

6630 Sunset Blvd.

Los Angeles, CA 90028

(Address of principal executive offices)

(800) 783-3128

 (Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain

Officers; Compensatory Arrangements of Certain Officers.

Effective December 13, 2012, Mr. Greenwald, the Chief Executive Officer, and Mr. Bretz, the President, both agreed to defer the payment of 50% of their annual salary.

Item 8.01

Other Events.

Effective December 3, 2012, Keff Ratcliffe was promoted by the Company to Vice President of Marketing and Communications.   Mr. Ratcliffe’s experience and expertise in e-commerce, social media, user interface, business strategy, project management, distribution, and analytics make him an invaluable asset to the Company.  Following studies in computer science and integrated media at the University of Liverpool in Great Britain, he brought his prodigious skill set to the United States where he developed and oversaw digital marketing strategies for such entertainment business giants as the Walt Disney Company, Warner Bros. and the Warner Music Group, AOL, Paramount Pictures, NBC-TV, Interscope/Geffen/A&M Records (Universal Music Group), and TMZ Productions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE DIGITAL DEVELOPMENT GROUP CORP.

	By:	/s/ Martin W. Greenwald
Dated: December 17, 2012		Martin W. Greenwald Chief Executive Officer